Filed pursuant to Rule 497(e) of the Securities Act of 1933
                                                            File Nos: 33-03706
                                                                      33-92982

                              [GRAPHIC OMITTED]

           PROSPECTUS FEBRUARY 27, 1998 AS SUPPLEMENTED MAY 29, 1998


                                   DLJdirect
                                  Mutual Fund
                                   accounts


         DLJ Growth Fund account  o  DLJ Growth and Income Fund account
   DLJ Developing Markets Fund account o  DLJ Small Company Value Fund account
                     DLJ International Equity Fund account


The DLJdirect Mutual Fund accounts utilize a selection of the Winthrop Focus Funds and the Winthrop Opportunity Funds. An investment in these securities is neither insured nor guaranteed by the U.S. Government, is not a deposit or obligation of or guaranteed or endorsed by any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. This prospectus sets forth concisely the information a prospective investor should know before investing in the Funds and should be read carefully and retained for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission in such Fund's Statement of Additional Information dated February 27, 1998, and is incorporated herein by reference. For a free copy, contact Winthrop at the address or phone number on the back cover. In addition, the SEC maintains an Internet web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Winthrop Mutual Funds.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                              [DLJ DIRECT LOGO]
                                DLJdirect Inc.
                             Member NASD and SIPC
                    A Donaldson, Lufkin & Jenrette Company

A SPECTRUM OF INVESTMENT
ALTERNATIVES

The DLJdirect Mutual Fund Accounts utilize a selection of the Winthrop Focus Funds and the Winthrop Opportunity Funds and provide investors the opportunity to invest in mutual funds with differing investment objectives as stated below:

THE DOMESTIC FUNDS

GROWTH FUND
Seeks . . . Long-term growth of capital by investing principally in equity securities with long-term capital appreciation potential.

GROWTH AND INCOME FUND
Seeks . . . Long-term growth of capital and continuity of income by investing principally in dividend-paying common stocks and other equity securities.

SMALL COMPANY VALUE FUND
Seeks . . . A high level of growth of capital by investing principally in equity securities selected on the basis, in the investment adviser's opinion, of their potential for a high level of growth of capital.

THE INTERNATIONAL FUNDS

DEVELOPING MARKETS FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries.

INTERNATIONAL EQUITY FUND
Seeks . . . Long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States.

Each Fund is a diversified, open-end investment management company commonly known as a 'mutual fund.' The Growth Fund, the Growth and Income Fund and the Small Company Value Fund (the 'Domestic Funds') are portfolios of the Winthrop Focus Funds (the 'Focus Funds'). The Developing Markets Fund and International Equity Fund (the 'International Funds' and together with the Domestic Funds the 'Funds') are portfolios of the Winthrop Opportunity Funds (the 'Opportunity Funds'). Because the Focus Funds and the Opportunity Funds each offer multiple funds, they are known as 'series funds.' They are empowered to establish additional funds with different investment objectives and policies and offer additional classes of shares.

There can, of course, be no assurance that any of the referenced Funds will achieve their respective investment objective. See 'Investment Objectives and Policies' for a more detailed description of the investment objectives and policies of each of the Funds.

TRANSACTION INFORMATION

An investment in each of the Funds will be offered to clients of DLJdirect, Inc., ('DLJdirect') by investing in the Fund's related DLJdirect Mutual Fund

Account ('Fund Account'). For example, a DLJdirect client who invests in the DLJ Small Company Value Fund Account will be purchasing shares of the Small Company Value Fund. Holdings in a Fund Account are eligible for purchase only by DLJdirect clients and may be acquired at a price equal to the net asset value of the Funds' Class A shares (as described herein.) The initial sales charge imposed by the Funds at the time of purchase, in the case of the Funds' Class A shares, will be waived for clients of DLJdirect. Upon redeeming shares in a Fund Account, the shareholder will receive the next-determined net asset value of that Fund's Class A shares. The Fund's Class B shares are not offered under this prospectus due to the higher 12b-1 fees associated with investing in such shares.

Clients of DLJdirect may utilize a Fund's exchange privilege to transfer shares to another Fund Account. Exchanges of shares are subject to other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such Fund may be higher and a different 12b-1 fee may apply. For example, an investor will pay a higher 12b-1 fee after exchanging shares of an International Fund (.25 of 1% annually) for shares of a Domestic Fund (.30 of 1% annually). (See 'Purchases, Redemptions and Shareholder Services--Exchange Privilege').

Purchases in a Fund Account may only be made through DLJdirect. In order to process a request to transfer shares in a Fund Account to a custodian or broker dealer unaffiliated with DLJdirect, holdings will first be reassigned with the name of that Fund Account's related Fund (i.e. holdings in the DLJ Growth Fund Account will be renamed the 'Winthrop Growth Fund' prior to effecting a transfer).

This Prospectus sets forth information about the Funds. The Opportunity Funds and the Focus Funds are different legal entities and are separately offering their securities hereby. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

Further information on the Funds can be obtained from Winthrop Mutual Funds ('Winthrop') at the address and telephone number shown on the back cover of this Prospectus. The address and telephone number of DLJdirect has also been listed for inquiries related to your DLJdirect account.

--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES--Fund investors pay various expenses, either directly or indirectly. The purpose of the following tables and Examples is to assist investors in understanding the various costs which a shareholder of Class A shares of a Fund may bear. Maximum transaction costs when investing in a fund have been summarized, and the annual expenses you would pay are estimated based on the expenses which were incurred by each Fund during the past fiscal year or for the most recent reimbursement policy in effect for the current fiscal year.

                                                                          GROWTH AND     SMALL COMPANY     DEVELOPING
SHAREHOLDER TRANSACTION EXPENSES                           GROWTH FUND    INCOME FUND     VALUE FUND      MARKETS FUND
                                                           -----------    -----------    -------------    ------------
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)(1).................................         0%             0%              0%               0%
Maximum Sales Load Imposed on Reinvested Dividends (as a
  percentage of offering price).........................         0%             0%              0%               0%
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as
  applicable)...........................................         0%             0%              0%               0%
Redemption Fees (as a percentage of amount redeemed)....         0%             0%              0%               0%
Exchange Fee............................................         0%             0%              0%               0%
Annual Fund Operating Expenses (as a percentage of
  average daily net assets at October 31, 1997):
     Management Fees....................................      0.75%          0.63%           0.77%            1.25%
     12b-1 Fees.........................................      0.30%          0.30%           0.30%            0.25%
     Other Expenses, after expense reimbursement
       (Developing Markets Fund and International Equity
       Fund only)(2)....................................      0.31%          0.29%           0.28%            0.65%
                                                           -----------    -----------    -------------    ------------
     Total Fund Operating Expenses(3)...................      1.36%          1.22%           1.35%            2.15%
                                                           -----------    -----------    -------------    ------------
                                                           -----------    -----------    -------------    ------------

                                                          INTERNATIONAL
SHAREHOLDER TRANSACTION EXPENSES                           EQUITY FUND
                                                          -------------
Maximum Sales Load Imposed on Purchases (as a percentage
  of offering price)(1).................................         0%
Maximum Sales Load Imposed on Reinvested Dividends (as a
  percentage of offering price).........................         0%
Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds, as
  applicable)...........................................         0%
Redemption Fees (as a percentage of amount redeemed)....         0%
Exchange Fee............................................         0%
Annual Fund Operating Expenses (as a percentage of
  average daily net assets at October 31, 1997):
     Management Fees....................................      1.25%
     12b-1 Fees.........................................      0.25%
     Other Expenses, after expense reimbursement
       (Developing Markets Fund and International Equity
       Fund only)(2)....................................      0.65%
                                                          -------------
     Total Fund Operating Expenses(3)...................      2.15%
                                                          -------------
                                                          -------------

------------------



(1)   The initial sales charge imposed on purchases of the Funds' Class A shares has been waived for clients purchasing through a
      DLJdirect account.

(2)   Total Fund Operating Expenses have been adjusted to reflect the most recent reimbursement policy in effect. Referenced below is the amount of management fees voluntarily waived or expenses assumed by the adviser and subadviser of the Developing
      Markets Fund and the International Equity Fund. In addition, the table below shows what Other Expenses and Total Fund
      Operating Expenses would have been without such reimbursement during the past fiscal year ended October 31, 1997.

                                             VOLUNTARY ASSUMPTION      OTHER          TOTAL FUND
                                                  OF EXPENSES         EXPENSES    OPERATING EXPENSES
                                             ---------------------    --------    ------------------
Developing Markets Fund Class A                      0.34%              0.99%            2.49%
International Equity Fund Class A                    0.18%              0.83%            2.33%


      The investment adviser and investment subadviser of the Developing Markets Fund and the International Equity Fund have agreed to the current reimbursement policy through October 31, 1998. After October 31, 1998 this practice may be discontinued with respect to either Fund.
(3)   The expense ratio for the Developing Markets Fund and the International Equity Fund are higher that those paid by most other investment companies, but Wood, Struthers & Winthrop Management Corp. (as adviser) and AXA Asset Management Partenaires (as subadviser) believe the fees are comparable to those paid by investment companies of similar investment orientation.

--------------------------------------------------------------------------------
                            SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                          EXAMPLES                                              1 YEAR    3 YEARS    5 YEARS
---------------------------------------------------------------------------------------------   ------    -------    -------
GROWTH FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $ 14      $  43      $  74
GROWTH AND INCOME FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $ 12      $  39      $  67
SMALL COMPANY VALUE FUND
  You would pay the following expenses on a $1,000 investment, assuming

     (1) 5% annual return and (2) redemption at the end of each time period..................    $ 14      $  43      $  74
DEVELOPING MARKETS FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $ 22      $  67      $ 115
INTERNATIONAL EQUITY FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $ 22      $  67      $ 115

                                          EXAMPLES                                             10 YEARS
---------------------------------------------------------------------------------------------  --------
GROWTH FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $164
GROWTH AND INCOME FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $148
SMALL COMPANY VALUE FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $162
DEVELOPING MARKETS FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $248
INTERNATIONAL EQUITY FUND
  You would pay the following expenses on a $1,000 investment, assuming
     (1) 5% annual return and (2) redemption at the end of each time period..................    $248

For Class A shares of each Fund, the Examples show the cumulative expenses a shareholder would pay on a hypothetical $1,000 investment over various periods assuming that the investment appreciated at a 5% annual rate of return. The Examples should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Each Fund has entered into a Distribution Agreement and 12b-1 Plan pursuant to which a 12b-1 fee is paid to Winthrop's distributor, Donaldson, Lufkin & Jenrette Securities Corporation, each month. The 12b-1 fee is comprised of a service fee not exceeding .25% of the average daily net assets of the Fund attributable to the class and an asset-based sales charge equal to the remaining portion of the 12b-1 fee. See 'Expenses of Winthrop--Distribution Agreement.'

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following financial highlights, except as noted otherwise, have been audited by Ernst & Young LLP, the Fund's independent auditors, whose unqualified report thereon appears in the Statement of Additional Information. Financial statements and related notes are included in the Statement of Additional Information, which is available upon request. Additional information about the performance of the

Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge.

Contained on the following pages is per share operating performance data for a Class A share of beneficial interest outstanding for each Fund, total investment return, ratios to average net assets and other supplemental data for each period indicated. Prior to February 28, 1996, the Growth Fund, Growth and Income Fund and Small Company Value Fund offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Growth Fund, Growth and Income Fund and Small Company Value Fund for periods prior to such date have been obtained from the financial statements for the Funds' sole class of shares outstanding during such prior fiscal years. Class B shares are currently not being offered by this Prospectus. Accordingly, no financial information is presented for Class B shares.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                          NET ASSET                    NET REALIZED                 DIVIDENDS
                                           VALUE,          NET        AND UNREALIZED   TOTAL FROM    FROM NET    DISTRIBUTIONS
                                          BEGINNING    INVESTMENT     GAINS/(LOSSES)   INVESTMENT   INVESTMENT   FROM CAPITAL
                                          OF PERIOD   INCOME (LOSS)   ON SECURITIES    OPERATIONS     INCOME         GAINS
                                          ---------   -------------   --------------   ----------   ----------   -------------
GROWTH FUND
    Year Ended October 31, 1997.........   $ 12.69       $ 0.028         $  3.065       $  3.093     $ (0.048)      $(1.175)
    Year Ended October 31, 1996.........     11.35         0.053            2.107          2.160       (0.038)       (0.782)
    Year Ended October 31, 1995.........     10.82         0.037            1.190          1.227       (0.012)       (0.685)
    Year Ended October 31, 1994.........     10.97         0.014            0.435          0.449           --        (0.599)
    Year Ended October 31, 1993.........     11.10         0.061            1.386          1.447       (0.077)       (1.500)
    Year Ended October 31, 1992.........     11.45         0.123            0.418          0.541       (0.163)       (0.728)
    Year Ended October 31, 1991.........      9.20         0.148            2.512          2.660       (0.198)       (0.212)
    Year Ended October 31, 1990.........     11.69         0.270           (1.355)        (1.085)      (0.244)       (1.161)
    Year Ended October 31, 1989.........     10.49         0.276            1.832          2.108       (0.437)       (0.471)
    Year Ended October 31, 1988.........      9.65         0.210            0.888          1.098       (0.051)       (0.207)

GROWTH AND INCOME FUND+
    Year Ended October 31, 1997.........   $ 17.18       $ 0.211         $  4.588        $ 4.799     $ (0.214)      $(1.675)
    Year Ended October 31, 1996.........     14.57         0.266            2.935          3.201       (0.241)       (0.350)
    Year Ended October 31, 1995.........     13.38         0.254            1.769          2.023       (0.266)       (0.567)
    Year Ended October 31, 1994.........     13.42         0.244            0.358          0.602       (0.223)       (0.419)
    Year Ended October 31, 1993.........     12.35         0.270            1.720          1.990       (0.271)       (0.649)
    Year Ended October 31, 1992*........     12.03         0.083            0.572          0.655       (0.165)       (0.170)
    Year Ended June 30, 1992............     11.70         0.320            0.916          1.236       (0.234)       (0.672)
    Year Ended June 30, 1991............     12.48         0.380            0.010          0.390       (0.386)       (0.784)
    Year Ended June 30, 1990............     12.68         0.565            0.703          1.268       (0.562)       (0.906)
    Year Ended June 30, 1989............     11.64         0.464            1.549          2.013       (0.577)       (0.396)

    Year Ended June 30, 1988............     14.58         0.423           (2.016)        (1.593)      (0.415)       (0.932)

SMALL COMPANY VALUE FUND+
    Year Ended October 31, 1997.........   $ 18.41       $ 0.073         $  5.661       $  5.734     $ (0.081)      $(0.723)
    Year Ended October 31, 1996.........     16.61         0.084            2.162          2.246       (0.037)       (0.409)
    Year Ended October 31, 1995.........     15.65         0.035            1.621          1.656           --        (0.696)
    Year Ended October 31, 1994.........     16.11         0.105            0.603          0.708       (0.026)       (1.142)
    Year Ended October 31, 1993.........     14.00         0.123            3.195          3.318       (0.011)       (1.197)
    Year Ended October 31, 1992**.......     14.16         0.011            1.482          1.493       (0.027)       (1.626)
    Year Ended December 31, 1991........     10.16         0.023            5.090          5.113       (0.024)       (1.089)
    Year Ended December 31, 1990........     11.90         0.157           (1.720)        (1.563)      (0.177)           --
    Year Ended December 31, 1989........     12.64         0.062            1.962          2.024       (0.062)       (2.702)
    Year Ended December 31, 1988........     11.52         0.018            3.391          3.409       (0.009)       (2.280)
    Year Ended December 31, 1987........     13.35        (0.066)          (1.225)        (1.291)          --        (0.540)

DEVELOPING MARKETS FUND
    Year Ended October 31, 1997.........   $  9.96       $(0.020)        $ (0.400)      $ (0.420)    $     --       $(0.020)
    Year Ended October 31, 1996.........      9.53        (0.010)           0.440          0.430           --            --
    Year Ended October 31, 1995++.......     10.00            --           (0.470)        (0.470)          --            --

INTERNATIONAL EQUITY FUND
    Year Ended October 31, 1997.........   $ 10.38       $(0.070)        $  1.110       $   1.04     $     --       $    --
    Year Ended October 31, 1996.........      9.58        (0.040)           0.840          0.800           --            --
    Year Ended October 31, 1995++.......     10.00            --           (0.420)        (0.420)          --            --

------------------------------------------
 * For the period 7/1/92 to 10/31/92.
** For the period 1/1/92 to 10/31/92.
 + Financial highlights for the years ended June 30 for the Growth and Income
   Fund and December 31 for the Small Company Value Fund were previously audited by auditors other than Ernst & Young LLP whose reports thereon were unqualified.
++ Commencement of operations for the Developing Markets Fund and the International Equity Fund was September 8, 1995.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                    RATIO OF
                                                                NET ASSET                        NET ASSETS         EXPENSES
                                                TOTAL            VALUE,           TOTAL         END OF PERIOD      TO AVERAGE
                                            DISTRIBUTIONS     END OF PERIOD     RETURN(2)       (000 OMITTED)     NET ASSETS(3)
                                            -------------     -------------     ---------       -------------     -------------

Growth Fund
    Year Ended October 31, 1997.........      $  (1.223)         $ 14.56           26.48%         $  82,926            1.36%

    Year Ended October 31, 1996.........         (0.820)           12.69           20.32             68,096            1.48
    Year Ended October 31, 1995.........         (0.697)           11.35           12.21             55,946            1.63
    Year Ended October 31, 1994.........         (0.599)           10.82            4.15             52,455            1.65
    Year Ended October 31, 1993.........         (1.577)           10.97           14.36             49,446            1.36
    Year Ended October 31, 1992.........         (0.891)           11.10            4.66             48,678            1.26
    Year Ended October 31, 1991.........         (0.410)           11.45           29.71             50,426            1.34
    Year Ended October 31, 1990.........         (1.405)            9.20          (11.05)            42,937            1.33
    Year Ended October 31, 1989.........         (0.908)           11.69           21.72             53,142            1.37
    Year Ended October 31, 1988.........         (0.258)           10.49           11.72             52,626            1.37

GROWTH AND INCOME FUND+
    Year Ended October 31, 1997.........      $  (1.889)         $ 20.09           30.53%         $ 145,586            1.22%
    Year Ended October 31, 1996.........         (0.591)           17.18           22.60            113,803            1.36
    Year Ended October 31, 1995.........         (0.833)           14.57           16.10             87,975            1.58
    Year Ended October 31, 1994.........         (0.642)           13.38            4.58             67,020            1.64
    Year Ended October 31, 1993.........         (0.920)           13.42           16.93             52,166            1.33
    Year Ended October 31, 1992*........         (0.335)           12.35           16.39(1)          46,457            1.32(1)
    Year Ended June 30, 1992............         (0.906)           12.03           10.45             45,342            1.35
    Year Ended June 30, 1991............         (1.170)           11.70            3.86             47,340            1.23
    Year Ended June 30, 1990............         (1.468)           12.48           10.13             50,687            1.21
    Year Ended June 30, 1989............         (0.973)           12.68           18.36             52,337            1.19
    Year Ended June 30, 1988............         (1.347)           11.64          (10.20)            55,404            1.17

SMALL COMPANY VALUE FUND+
    Year Ended October 31, 1997.........      $  (0.804)         $ 23.34           32.48%         $ 283,001            1.35%
    Year Ended October 31, 1996.........         (0.446)           18.41           13.80            227,716            1.47
    Year Ended October 31, 1995.........         (0.696)           16.61           11.10            202,730            1.64
    Year Ended October 31, 1994.........         (1.168)           15.65            4.67            144,624            1.70
    Year Ended October 31, 1993.........         (1.208)           16.11           25.34             77,903            1.44
    Year Ended October 31, 1992**.......         (1.653)           14.00           13.95(1)          39,683            1.74(1)
    Year Ended December 31, 1991........         (1.113)           14.16           50.55             32,340            1.89
    Year Ended December 31, 1990........         (0.177)           10.16          (13.12)            22,041            1.98
    Year Ended December 31, 1989........         (2.764)           11.90           16.25             24,999            1.84
    Year Ended December 31, 1988........         (2.289)           12.64           29.59             21,821            1.93
    Year Ended December 31, 1987........         (0.540)           11.52          (10.61)            21,081            1.69

DEVELOPING MARKETS FUND
    Year Ended October 31, 1997.........      $  (0.020)         $  9.52           (4.18)%        $  29,402            2.15%
    Year Ended October 31, 1996.........             --             9.96            4.51             36,918            2.15
    Year Ended October 31, 1995++.......             --             9.53           (4.70)            14,622            2.15(1)

INTERNATIONAL EQUITY FUND
    Year Ended October 31, 1997.........      $      --          $ 11.42           10.02%         $  44,316            2.15%
    Year Ended October 31, 1996.........             --            10.38            8.35             42,170            2.15
    Year Ended October 31, 1995++.......             --             9.58           (4.20)            28,819            2.15(1)

                                            RATIO OF NET                      AVERAGE
                                          INVESTMENT INCOME     PORTFOLIO    COMMISSION
                                          (LOSS) TO AVERAGE     TURNOVER        RATE
                                            NET ASSETS(3)         RATE        PAID(4)
                                          -----------------     --------     ----------
Growth Fund

    Year Ended October 31, 1997.........         0.21%             41.1%       $ 0.07
    Year Ended October 31, 1996.........         0.47              60.6          0.06
    Year Ended October 31, 1995.........         0.35             101.7           N/A
    Year Ended October 31, 1994.........         0.06              28.2           N/A
    Year Ended October 31, 1993.........         0.56              61.7           N/A
    Year Ended October 31, 1992.........         1.11              65.7           N/A
    Year Ended October 31, 1991.........         1.40              31.7           N/A
    Year Ended October 31, 1990.........         2.53              68.2           N/A
    Year Ended October 31, 1989.........         2.53              64.3           N/A
    Year Ended October 31, 1988.........         2.15              42.3           N/A

GROWTH AND INCOME FUND+
    Year Ended October 31, 1997.........         1.15%             19.8%       $ 0.06
    Year Ended October 31, 1996.........         1.68              44.0          0.06
    Year Ended October 31, 1995.........         1.94              31.8           N/A
    Year Ended October 31, 1994.........         1.88              25.9           N/A
    Year Ended October 31, 1993.........         2.12              36.4           N/A
    Year Ended October 31, 1992*........         1.99(1)           14.4           N/A
    Year Ended June 30, 1992............         2.62              29.0           N/A
    Year Ended June 30, 1991............         3.25              48.0           N/A
    Year Ended June 30, 1990............         4.35              41.0           N/A
    Year Ended June 30, 1989............         3.92              46.0           N/A
    Year Ended June 30, 1988............         3.35              38.0           N/A

SMALL COMPANY VALUE FUND+
    Year Ended October 31, 1997.........         0.37%             21.1%       $ 0.06
    Year Ended October 31, 1996.........         0.48              35.1          0.06
    Year Ended October 31, 1995.........         0.23              25.1           N/A
    Year Ended October 31, 1994.........        (0.04)             31.6           N/A
    Year Ended October 31, 1993.........         0.32             134.3           N/A
    Year Ended October 31, 1992**.......         0.10(1)          164.1           N/A
    Year Ended December 31, 1991........         0.18              91.3           N/A
    Year Ended December 31, 1990........         1.45              87.6           N/A
    Year Ended December 31, 1989........         0.43             107.4           N/A
    Year Ended December 31, 1988........         0.13             107.9           N/A
    Year Ended December 31, 1987........        (0.49)            117.4           N/A

DEVELOPING MARKETS FUND
    Year Ended October 31, 1997.........        (0.17)%            52.8%       $ 0.02
    Year Ended October 31, 1996.........        (0.14)             26.8          0.03
    Year Ended October 31, 1995++.......         0.32(1)             --           N/A

INTERNATIONAL EQUITY FUND
    Year Ended October 31, 1997.........        (0.59)%            73.9%       $ 0.05
    Year Ended October 31, 1996.........        (0.39)             94.1          0.04
    Year Ended October 31, 1995++.......        (0.02) (1)           --           N/A

------------------------------------------

(1) Annualized.

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

(3) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Growth and Income Fund, .01%, .08%, .03%, .03% and .03% for the years ended 6/30/92, 91, 90, 89 and
    88, respectively; Small Company Value Fund, .01% and .06% for the years ended 12/31/91 and 90, respectively; Developing Markets Fund, .34%, .54% and .60% (annualized) for the years ended 10/31/97, 96 and 95, respectively; and International Equity Fund, .18%, .27% and .60% for the years ended 10/31/97, 96, and 95, respectively.

(4) For fiscal years beginning after November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of equity securities. The average commission rate paid by the Developing Markets Fund and International Equity Fund includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rates shown.

        ---------------------------------------------------------------
                             INVESTMENT OBJECTIVES
        ---------------------------------------------------------------
                                  AND POLICIES
        ---------------------------------------------------------------

Each Fund is a separate pool of assets constituting, in effect, a separate Fund with its own investment objective and policies.

The investment objectives of each Fund are fundamental policies of that Fund and may not be changed without the approval of that Fund's shareholders. Except as set forth in the Funds' Statements of Additional Information, or as otherwise indicated below, the investment policies and restrictions of each Fund are not fundamental policies and may be changed by the Board of Trustees (the 'Trustees') of such Fund without a shareholder vote. A more detailed explanation of the Funds' policies and the securities and instruments they may buy or use is contained in each Fund's Statement of Additional Information, which is available upon request.

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any of the Funds will achieve its respective investment objective.

        ---------------------------------------------------------------
                               THE DOMESTIC FUNDS
        ---------------------------------------------------------------

GROWTH FUND


The investment objective of the Growth Fund is long-term capital appreciation. Investments will be made based upon their potential for long-term capital appreciation. However, the Growth Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Growth Fund's investment objective.

It is the policy of the Growth Fund to invest principally in common stock, securities convertible into common stock and other equity securities (i.e., preferred stock, interests in master limited partnerships) of well-known and established companies (generally, companies in operation for more than three years) as well as new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation. Investments in new and unseasoned companies which have limited operating histories may involve risks not present in investments in established and well-known companies.

Under normal circumstances, the Growth Fund will have at least 65% of the value of its total assets invested in equity securities of companies which in the opinion of the Adviser have long-term capital appreciation potential. The selection of securities on the basis of their appreciation possibilities provides an opportunity for greater capital gain which may involve a corresponding greater risk of capital loss than would the selection of a more conservative equity portfolio. However, the Growth Fund reserves the right, when the

Adviser determines it is appropriate, to invest in investment grade short-term fixed income securities and other investment grade debt securities, enter into repurchase agreements and hold cash for temporary defensive purposes without regard for the above limitation. In addition, under normal circumstances the Growth Fund may invest up to 35% of the value of its total assets in equity securities selected on a basis other than long-term capital appreciation potential, investment grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers acceptances and other financial instruments. The Growth Fund may invest only in debt securities that are of investment grade quality at the time of purchase. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.')

It is the policy of the Growth Fund to invest in companies or industries believed to offer the opportunity for long-term capital appreciation.

The Adviser applies extensive research on the growth prospects of stocks the Growth Fund is considering buying. Target companies normally have a market capitalization of at least $1 billion at the time of purchase, and the Adviser seeks to identify companies with growth rates that it expects will exceed that of the S&P 500 index. In addition, with the exception of the electric and the gas utilities sectors, the Fund is 'sector neutral,' which means that the Adviser allocates its assets among industries in proportion to the sector allocation of the S&P 500 index. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices.

The Growth Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, (iii) invest up to 5% of its total assets in warrants, and (iv) to minimize the effect of a market decline on the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'

GROWTH AND INCOME FUND

The investment objective of the Growth and Income Fund is long-term capital appreciation and continuity of income. The Growth and Income Fund pursues its investment objective by investing principally in dividend-paying common stock and diversifying its investments among different industries and different companies. Accordingly, the Growth and Income Fund invests in securities on the basis of the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential cannot ensure against possible loss in value.

The Growth and Income Fund may invest in common stock, securities convertible into common stock, preferred stock, debt securities that are of investment grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'), municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments, such as commercial paper, bankers acceptances and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') Although the Growth and Income Fund emphasizes investment in common stock, there is no fixed proportion of the Growth and Income Fund's assets that must be invested in particular types of securities. The proportion of assets to be invested in various types of securities will be determined from time to time by the Adviser.

The Growth and Income Fund may invest in both listed and unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities. The Growth and Income Fund may also (i) invest up to 10% of the value of its total assets in foreign securities, (ii) invest no more than 10% of its net assets (determined at the time of purchase) in restricted securities or other instruments having no ready market, and (iii) to minimize the effect of a market decline in the value of its securities, write covered call options on securities or stock indices.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'


SMALL COMPANY VALUE FUND

The investment objective of the Small Company Value Fund is a high level of growth of capital. The Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

It is the policy of the Small Company Value Fund to invest principally in common stock and securities convertible into common stock, but it may, when deemed appropriate by the Adviser, invest part of its assets in preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Small Company Value Fund's total assets will be invested in equity securities of small market capitalization companies, which, for the purposes of the Small Company Value Fund, are those companies with a market capitalization of $2 billion or less at the time of purchase. While smaller companies generally have potential for rapid growth, investments in smaller companies often involve greater risks than investments in larger, more established companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. As a result, the securities of smaller companies may be subject to greater and more abrupt price fluctuations. When making larger sales of portfolio securities, the Small Company Value Fund may have to sell such securities at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities. Investors should be aware that, based on the foregoing factors, an investment in the Small Company Value Fund may be subject to greater price fluctuations than an investment in a fund that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for the Small Company Value Fund than in a fund that invests in larger, more established companies.

The Small Company Value Fund will pursue its investment objective by employing the value-oriented investment approach. The Small Company Value Fund seeks securities that appear to be underpriced and are issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance the potential for appreciation and limit the risk of decline in the value of its portfolio. The Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued, based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. In addition, to further reduce risk, the Small Company Value Fund diversifies its holdings among many companies and industries. Other factors considered in the selection of securities include whether a company has an established presence in its industry, a product or market niche or whether management owns a significant stake in the company's operation.

The Small Company Value Fund may also invest in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. In general, a special situation company is a company whose securities could reasonably be expected to be accorded market recognition within a foreseeable period of time at an appreciated value solely by reason of a development particularly or uniquely applicable to that company. The principal risk associated with investment in special situation companies is that if the anticipated development does not occur, the investment is likely not to appreciate or may decline. Examples of special situations are companies being reorganized or merged, having unusual new products, enjoying particular tax advantages, or acquiring new management. The Small Company Value Fund will not, however, invest more than 10% of its assets (at the time of purchase) in equity securities of companies (including predecessors) that have less than three years of operations.

In addition to common stock and securities convertible into common stock, the Small Company Value Fund may invest in preferred stock, investment grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities and convertible securities), U.S. Government Securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments. (See 'Additional General Investment Policies--Mortgage and Asset-Backed Securities' and 'Investment Grade Debt Securities.') The Small Company Value Fund will not invest more than 35% of its total assets in investment grade debt securities, each determined at the time of purchase.

The Small Company Value Fund may invest in securities listed on a securities exchange and securities traded in the over-the-counter markets. A greater proportion of the securities in which the Fund invests may not be listed on any national securities exchange as compared with an investment company that invests primarily in securities of larger companies. Securities not listed on a national securities exchange may be less liquid and more volatile than listed securities.

The Small Company Value Fund may purchase or sell options on individual securities as well as on indices of securities as a means of achieving additional return or of hedging the value of its portfolio. However, the Small Company Value Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its assets. The Small Company Value Fund may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the Commodity Futures Trading Commission, the Small Company Value Fund is limited to an investment not in excess of 5% of its total assets.


The Small Company Value Fund may also (i) invest up to 20% of the value of its total assets in foreign securities, (ii) invest up to 5% of its total assets in rights or warrants, and (iii) invest no more than 10% of its net assets (determined at the time of purchase) in instruments having no ready market, provided that the Small Company Value Fund will not invest in restricted securities.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'

        ---------------------------------------------------------------
                            THE INTERNATIONAL FUNDS
        ---------------------------------------------------------------

DEVELOPING MARKETS FUND

The investment objective of the Developing Markets Fund is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. Under normal market conditions, the Developing Markets Fund intends to invest at least 65% of its total assets in the equity securities of developing countries.

The Developing Markets Fund considers developing countries to be all countries that are designated as developing or emerging countries by the International Bank for Reconstruction and Development (the World Bank) or the International Finance Corporation, as well as countries that are classified by the United Nations or otherwise regarded by their authorities as developing. Currently, countries not included in this category are Ireland, Spain, New Zealand, Australia, the United Kingdom, Italy, the Netherlands, Belgium, Austria, France, Canada, Germany, Denmark, the United States, Sweden, Finland, Norway, Japan and Switzerland. As used in this Prospectus, a company in a developing country is an entity: (i) for which the principal securities trading market is in a developing country, as defined above or (ii) organized under the laws of and with a principal office in a developing country.

As an operating policy, the Developing Markets Fund currently intends to invest primarily in countries represented within the Morgan Stanley Capital International ('MSCI') Emerging Market Indices. Those countries currently include Argentina, Brazil, Chile, Colombia, Mexico, Peru, Venezuela, India, Indonesia, Korea, Malaysia, Philippines, South Africa, Thailand, Sri Lanka, Greece, Israel, Jordan, Pakistan, Poland, Portugal, Taiwan and Turkey. The Adviser and the International Funds investment subadviser, AXA Asset Management Partenaires (the 'Subadviser'), do not currently intend to invest more than 25% of the Developing Markets Fund's total assets (at the time of investment) in developing countries not represented within the MSCI Emerging Market Indices.

The Developing Markets Fund seeks to identify those countries and industries where economic and political factors are likely to produce above average growth rates. The Developing Markets Fund then seeks to invest in those companies in such countries and industries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Developing Markets Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

Characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by issuers located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in substantial price volatility of those securities. Shareholders should be aware that investing in developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries.

INTERNATIONAL EQUITY FUND

The investment objective of the International Equity Fund is to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. Under normal market conditions, the International Equity Fund intends to invest at least 65% of its total assets in equity securities of issuers from at least three different countries outside the United States. The International Equity Fund considers it consistent with this objective to acquire securities of companies incorporated in the United States and having their principal activities and interests outside of the United States.

In pursuing its investment objective, the International Equity Fund intends to diversify its equity investments primarily among countries represented within the EAFE Index, also known as the Morgan Stanley Capital International Europe, Australia, Far East index, an unmanaged index of over 1,000 foreign stock prices. Those countries currently include Germany, the Netherlands, Belgium, Austria, France, Italy, Spain, the United Kingdom, Switzerland, Japan, Hong Kong, Australia, New Zealand, Malaysia, Singapore and the Scandinavian countries. The Adviser and Subadviser do not currently intend to invest more than 10% of the International Equity Fund's total assets (at the time of investment) in countries outside the United States not represented within the EAFE Index.

The International Equity Fund seeks to identify those countries and industries with favorable growth prospects. The International Equity Fund then seeks to invest in those companies in such countries and industries that are reasonably valued with reliable earnings and high quality management.

ADDITIONAL INVESTMENT POLICIES OF THE INTERNATIONAL FUNDS Each International Fund may invest up to 25% of its assets in convertible securities. The Adviser and Subadviser currently do not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade by S&P and Moody's, or convertible securities not rated by S&P or Moody's, unless believed by the Adviser or Subadviser to be of comparable quality to instruments rated investment grade by S&P or Moody's. The International Funds will not invest in convertible securities rated below B by S&P or Moody's, or unrated convertible securities of comparable quality. See the Appendix to the Statement of Additional Information of the International Funds for the risks associated with investing in convertible securities with such ratings. For a further discussion on convertible securities, see 'Additional General Investment Policies--Convertible Securities.'

The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, 'Depositary Receipts'). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation.

Each International Fund may invest up to 15% of its net assets in illiquid investments. In accordance with procedures adopted by the Trustees, the Adviser and Subadviser determine the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price.

The International Funds reserve the right as a defensive measure to hold temporarily other types of securities without limit, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S. issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of the Adviser or Subadviser, prevailing market, economic or political conditions warrant. Each International Fund may also temporarily hold cash and invest in high quality foreign or domestic money market instruments up to 35% of its assets, pending investment of proceeds from new sales of International Fund shares or to meet ordinary daily cash needs.

Each International Fund may also (i) invest up to 35% of its total assets in investment grade fixed income securities, (ii) invest up to 5% of its net assets in warrants, (iii) purchase and sell put and call options, (iv) invest up to 15% of its net assets in restricted securities or other instruments having no ready market, (v) enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates, (vi) purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with the regulations of the Commodity Futures Trading Commission and (vii) purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of each International Fund's portfolio.

Because the markets for certain options and futures contracts in which the International Funds will invest (including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, each International Fund's ability to engage in transactions using such investments may be limited.

For additional information on the use, risks and costs of the above referenced policies and practices, see 'Additional General Investment Policies.'

        ---------------------------------------------------------------
                               ADDITIONAL GENERAL
        ---------------------------------------------------------------
                              INVESTMENT POLICIES
        ---------------------------------------------------------------

The following general investment policies supplement those set forth above for each Fund.

EQUITY SECURITIES 'Equity Securities,' as used in this Prospectus, includes common stock, preferred stock (including convertible preferred), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

CONVERTIBLE SECURITIES A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

WARRANTS A warrant gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the stock at a price below its market value.

MORTGAGE AND ASSET-BACKED SECURITIES The Funds may invest in mortgage and asset-backed securities. 'Mortgage-backed securities' are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of the security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. As a result of usual prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be invested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Except for the Municipal Trust Fund, the Funds may also invest in private mortgage pass-through securities. Such securities are not guaranteed by the U.S. Government or its agencies or instrumentalities.

'Asset-backed securities' have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities.

MUNICIPAL SECURITIES Municipal securities fall into two principal classes: bonds and notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, fall into two general classifications: 'general obligation' bonds or 'revenue' bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith, credit, and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power. Municipal notes are short-term debt obligations generally maturing in a year or less, meeting short-term capital needs and are also either 'general obligation' or 'revenue' debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the principal value of the securities. A 'variable' interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a 'floating' interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

INVESTMENT GRADE DEBT SECURITIES The Funds may invest in debt securities of investment grade quality. Investment grade debt securities are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization and unrated debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated. Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the Funds.

The investment grade limitations referenced for each Fund are applicable at the time of initial investment and the Fund may determine to retain securities the issuers of which have had their credit characteristics downgraded.

REPURCHASE AGREEMENTS The Funds may enter into 'repurchase agreements' with respect to U.S. Government Securities. The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or 'primary dealers' (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining 'overnight' flexibility in pursuit of investments of a longer-term nature. Winthrop requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

FOREIGN SECURITIES The International Funds will, and the Domestic Funds may, invest in foreign securities. There are certain risks involved in investing in foreign securities which are not the usual risks inherent in U.S. investments. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. Additionally, foreign securities may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a foreign issuer, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities. To the extent a fund invests in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities may also result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

INVESTMENT COMPANIES Pursuant to the 1940 Act, a fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities and is subject to limitations under the 1940 Act and market availability. The International Funds may invest in such investment companies if, in the judgment of the Adviser or Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time an International Fund would continue to pay its own management fees and other expenses.

OPTIONS Each of the Growth Fund and the Growth and Income Fund may write covered call options (as discussed below) on individual securities or stock indices, but only in order to minimize the effect of a market decline in the value of securities in its portfolio. The Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or foreign securities exchanges or in the over-the-counter market. (Options traded in the over-the-counter market are considered illiquid investments.)

A call option is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the seller the security underlying the option at a specified exercise price at any time during the term of the option or, in some cases, only at the end of the term of the option. The seller of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller of the option the underlying security at a specified price. The seller of the put, on the other hand, has the obligation to buy the underlying security upon exercise at the exercise price. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify exercise. The seller of an option, on the other hand, will recognize the premium as income if the option expires unexercised but forgoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option. Options purchased and sold in private transactions (other than on an exchange) also impose on a fund the credit risk that the counterparty will fail to honor its obligations.

An option is considered 'covered' for purposes of the Funds' investment limitations if the party writing it owns, at all times during the option period, either (i) the optioned securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or lower price.

The success of a Fund's transactions with options depends on the ability of the Adviser or Subadviser to predict the direction of the market and is subject to certain additional risks, including generally greater volatility of options as compared to common stocks and the risk that an option will expire without value.

RISKS OF OPTIONS, CURRENCY EXCHANGE CONTRACTS AND FINANCIAL FUTURES
STRATEGIES Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's or Subadviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. The loss from entering into futures contracts is potentially unlimited. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment manager's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) skills needed to use these strategies which are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for such Fund to maintain 'cover' or to segregate securities in connection with hedging transactions. See 'Dividends, Distributions and Taxes' in the Statement of Additional Information of each Fund.

WHEN ISSUED, DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS The Funds may,

to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a 'when issued' or 'delayed delivery' basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While the Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Funds may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuations, and no interest (or dividends) accrues to a Fund prior to the settlement date. The Funds will segregate with their custodian cash or other liquid, unencumbered assets, in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.

INVESTMENT RESTRICTIONS

Certain investment restrictions applicable to each Fund are fundamental policies and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. See 'Investment Policies and Restrictions' in the applicable Fund's Statement of Additional Information.

        ---------------------------------------------------------------
                                   MANAGEMENT
        ---------------------------------------------------------------

The Board of Trustees of each Fund has the overall responsibility for the management of the Funds.

Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 (the 'Adviser'), has been retained under an investment advisory agreement to provide investment advice and to supervise the management and investment programs of the Domestic Funds and International Funds described above, subject to the general supervision and control of each Fund's Trustees.

Pursuant to a Subadvisory Agreement among the International Funds, the Adviser and AXA Asset Management Partenaires (the 'Subadviser') a societe anonyme organized under the laws of France with principal offices at 46, avenue de la Grande Armee, Paris, France 75017 furnishes investment advisory services in connection with the management of the International Funds. The Subadviser is an indirect wholly-owned subsidiary of AXA-UAP ('AXA'). The Adviser continues to have responsibility for all investment advisory services pursuant to the investment advisory agreement and supervises the Subadviser's performance of such services. The International Funds are a party to the Subadvisory Agreement solely for purposes of indemnification and termination.

The Adviser is a subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.

The following individuals are responsible for management of the Funds' portfolios.

James A. Engle, currently the primary manager of the Growth and Income Fund, acted as co-portfolio manager of the Growth and Income Fund (since July 1993) prior to which he was its sole portfolio manager (since 1986, which includes its predecessor, the Pine Street Fund, Inc.). Mr. Engle is also the co-portfolio manager of the Growth Fund (since March 1993) and the Small Company Value Fund (since 1989, which was previously named the Aggressive Growth Fund and includes its predecessor, the Neuwirth Fund, Inc.). Mr. Engle is a Vice President of the Funds and is also the Chief Investment Officer and Managing Director of the Adviser. Mr. Engle heads the Adviser's Investment Committee which focuses its attention on identifying undervalued securities and has been an employee of the Adviser since 1983.

Roger W. Vogel, currently the primary manager of the Small Company Value Fund, has acted as the co-portfolio manager of the Growth Fund, the Growth and Income Fund, and the Small Company Value Fund since July 1993. Mr. Vogel is a Vice President of the Focus Funds, and a Senior Vice President of the Adviser. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

Hugh M. Neuburger, currently the primary portfolio manager of the Growth Fund, was assigned as the co-portfolio manager of the Growth Fund, the Growth and Income Fund and the Small Company Value Fund effective as of August 1995. Mr. Neuburger is also a Managing Director and Director of Quantitative Analysis of the Adviser and has been an employee of the Adviser since March 1995. Prior to March 1995, Mr. Neuburger was the president of Hugh M. Neuburger, Inc., a consulting firm providing domestic and global tactical asset allocation advice and other consulting services to large corporate and state pension plans. From 1986 through 1991, Mr. Neuburger was Managing Director of Matrix Capital Management, an investment management firm. Prior thereto, Mr. Neuburger was with the Prudential Insurance Company of America managing asset allocation portfolios.

Robert de Guigne, an employee of the Subadviser, is the portfolio manager of the International Funds. Mr. de Guigne assumed the day-to-day investment responsibilities of the Developing Markets Fund in August 1996 and the International Equity Fund in June 1997. Mr. de Guigne has been an asset manager responsible for emerging market equities for a subsidiary of AXA since April 1996. Previously, Mr. de Guigne was a portfolio manager for State Street Bank in Paris.


Under the Advisory Agreements with the Funds, the Adviser or its affiliates provide investment advisory services and order placement facilities for each of the Funds and pay all compensation of the Trustees of the Funds who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Funds, without separate charge, management supervision and assistance and office facilities in addition to administrative and other nonadvisory services for which they may be reimbursed.

The Domestic Funds pay a fee to the Adviser at the following annual percentage rates of the average daily net assets of each Fund: Growth Fund, .750 of 1% of the first $100,000,000, .500 of 1% of the balance; Small Company Value Fund,
 .875 of 1% of the first $100,000,000, .750 of 1% of the next $100,000,000 and
 .625 of 1% of net assets in excess of $200,000,000; and Growth and Income Fund, .750 of 1% of the first $75,000,000, .500 of 1% of the balance. The advisory fees to be paid by the Domestic Funds are higher than those paid by many other mutual funds with similar investment objectives.

Pursuant to the Advisory Agreement, the Growth Fund has paid the Adviser an advisory fee equivalent to .75% of the average daily net assets for the year ended October 31, 1997. The Growth Fund's total operating expenses of $1,202,263 for such period amounted to 1.36% of the average daily net assets of its Class A shares and 2.06% of the average daily net assets of its Class B shares.

Pursuant to the Advisory Agreement, the Growth and Income Fund has paid the Adviser an advisory fee equivalent to .63% of the average daily net assets for the year ended October 31, 1997. The Growth and Income Fund's total operating expenses of $1,866,864 for such period amounted to 1.22% of the average daily net assets of its Class A shares and 1.92% of the average daily net assets of its Class B shares.

Pursuant to the Advisory Agreement, the Small Company Value Fund has paid the Adviser an advisory fee equivalent to .77% of the average daily net assets for the year ended October 31, 1997. The Small Company Value Fund's total operating expenses of $3,573,073 for such period amounted to 1.35% of the average daily net assets of its Class A shares and 2.05% of the average daily net assets of its Class B shares.

The International Funds pay a fee to the Adviser at the following annual percentage rates of the average daily net assets of each International Fund:
1.25% of the first $100,000,000, 1.15% of the next $100,000,000 and 1.00% of net assets in excess of $200,000,000. The advisory fees to be paid by the International Funds are higher than those paid by most other mutual funds.

Under the Subadvisory Agreement, the Adviser pays the Subadviser for its services, out of the Adviser's own resources, at the following annual percentage rates of the average daily net assets of each International Fund: .625% of each International Fund's first $100,000,000, .575% of the next $100,000,000 and .50% of the balance.


For the year ended October 31, 1997, pursuant to the Advisory Agreement, the International Funds paid the Adviser advisory fees equivalent to 1.25% of the average daily net assets of each Fund. The total operating expenses of the International Equity Fund and the Developing Markets Fund for such period were $1,176,144 and $1,047,363, respectively. Commencing at the inception of the International Funds through October 31, 1998, the Adviser and the Subadviser have agreed to voluntarily reduce their management fees by the amount that total operating expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each International Fund. Any such reduction will be borne equally between the Adviser and Subadviser. After October 31, 1998, the Adviser and the Subadviser may, in their sole discretion, determine to discontinue this practice with respect to either International Fund. As a result of the voluntary assumption of expenses, the Adviser reimbursed the International Equity Fund $88,653 and the Developing Markets Fund $139,596 during the year ended October 31, 1997. Absent such reimbursement, the International Equity Fund's total operating expenses for such period would have amounted to 2.33% of the average daily net assets of its Class A shares and 3.08% of the average daily net assets of its Class B shares and the Developing Markets Fund's total operating expenses for such period would have amounted to 2.49% of the average daily net assets of its Class A shares and 3.24% of the average daily net assets of its Class B shares.

        ---------------------------------------------------------------
                              EXPENSES OF WINTHROP
        ---------------------------------------------------------------

GENERAL

In addition to payments made to the Adviser under the investment advisory agreement described above, the Funds pay other expenses incurred in their organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Domestic Funds by the Adviser under the investment advisory agreement, the Funds may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by its affiliates. In such event, the services shall be provided to the Domestic Funds at cost and the payments therefor must be specifically approved in advance by the Domestic Funds' Trustees, including a majority of its disinterested Trustees. Under the terms of the investment advisory agreements with the International Funds, management supervision and assistance and office facilities, in addition to administrative and nonadviser services provided to the Adviser or their affiliates, may be reimbursed.

DISTRIBUTION AGREEMENT


Rule 12b-1 adopted by the SEC under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares. Under SEC regulations, some of the payments described below to be made by the Funds could be deemed to be distribution expenses within the meaning of such rule. Thus, pursuant to Rule 12b-1, the Trustees of each Fund (including a majority of its disinterested Trustees) have adopted separate 12b-1 Plans for expenses incurred in distributing Class A shares (the '12b-1 Class A Plans') and Class B shares (the '12b-1 Class B Plans') of the Domestic Funds and International Funds (collectively, the '12b-1 Plans'). Winthrop, on behalf of each Fund, has entered into a Distribution Agreement (the 'Agreements') with Donaldson, Lufkin & Jenrette Securities Corporation, Winthrop's distributor (the 'Distributor'). The Distributor may enter into service agreements with other entities. The Distributor is located at 277 Park Avenue, New York, New York 10172.

In adopting the 12b-1 Plans, the Trustees of each Fund determined that there is a reasonable likelihood that the 12b-1 Plans may benefit such Fund and its shareholders.

With respect to each Domestic Fund, the maximum amount payable under the 12b-1 Class A Plans is .30 of 1% of the average daily net assets of the Class A shares during the year consisting of (i) an asset-based sales charge of .05 of 1% of the average daily net assets of the Class A shares and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class A shares. With respect to each International Fund, the maximum amount payable under the Rule 12b-1 Class A Plans is .25 of 1% of the average daily net assets of the Class A shares during the year. Under the 12b-1 Class B Plans, the maximum amount payable by each Fund is 1% of the average daily net assets of the Class B shares during the year consisting of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and (ii) a service fee of up to
 .25 of 1% of the average daily net assets of the Class B shares. The Fund's Class B shares are not offered to clients of DLJdirect under this prospectus due to the higher 12b-1 fees associated with investing in such shares. The Agreements, but not the Rule 12b-1 Plans, will terminate in the event of their assignment.

With respect to the 12b-1 Plans plans for the International Funds (the 'International Fund 12b-1 Plans'), amounts paid by International Funds are used in their entirety to reimburse the Distributor for actual expenses incurred. In contrast, under the 12b-1 Plans for the Domestic Funds (the 'Focus Fund 12b-1 Plans'), each Domestic Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

Amounts paid under the 12b-1 Plans and the Agreements are used in their entirety to pay the Distributor for expenses incurred to (i) promote the sale of shares of each Fund by, for example, paying for the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders, by directly or indirectly purchasing radio, television, newspaper and other advertising or by compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance, (ii) make payments to the Distributor to compensate broker-dealers or other persons for providing distribution assistance and (iii) make payments to compensate financial intermediaries for providing administrative and accounting services with respect to the Funds' shareholders.

An ongoing maintenance fee may be paid to broker-dealers on sales of shares of the Funds. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than directly from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but will not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Fund.

The International Fund 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. As of the year ended October 31, 1997, the amounts eligible for payment in subsequent years were $254,632 and $307,866 for the Developing Markets Fund and the International Equity Fund, respectively, which represents .74% and .60% of the Fund's October 31, 1997 net assets, respectively.

The table below shows distribution costs charged to each Fund's Class A shares during the past fiscal year.

                                                DISTRIBUTION
                                                   COSTS
                                                ------------
Growth Fund..................................     $234,630
Growth and Income Fund.......................      397,878
Small Company Value Fund.....................      743,608
International Equity Fund....................      105,661
Developing Markets Fund......................       89,391

Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds.

In addition to any concession or maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.

        ---------------------------------------------------------------
                             PURCHASES, REDEMPTIONS
        ---------------------------------------------------------------
                            AND SHAREHOLDER SERVICES
        ---------------------------------------------------------------

PURCHASES

An investment in each of the Funds will be offered to clients of DLJdirect by investing in the Fund's related Fund Account. For example, a DLJdirect client who invests in the DLJ Small Company Value Fund Account will be purchasing shares of the Small Company Value Fund. Holdings in a Fund Account are eligible for purchase only by investors who have an account with DLJdirect. Monies sufficient to satisfy a purchase obligation may be required within the DLJdirect account prior to placing an order.

An investment in a Fund Account will be offered on a continuous basis at the net asset value per share of the respective Fund's Class A shares determined as of the close of the regular trading session of the New York Stock Exchange (the 'NYSE'), currently 4:00 p.m., New York City time, following receipt of a purchase order in proper form. The initial sales charge imposed by the Funds at the time of purchase, in the case of the Funds' Class A shares, will be waived for clients of DLJdirect. However, a transaction fee may be charged upon execution of such purchases.

Full and fractional shares will be credited to an investor's account in the amount of the investment. Each Fund reserves the right to reject any initial or subsequent investment in its sole discretion.

Further information and assistance is available by contacting the Funds at the address or telephone number listed on the back cover of this Prospectus.

REDEMPTIONS

Holdings in a Fund Account may be redeemed at a redemption price equal to the net asset value per share of the respective Fund's Class A shares, as next computed following the receipt in proper form of shares tendered for redemption. A transaction fee may be charged on redemptions effected through DLJdirect.

The value of a shareholder's shares on redemption may be more or less than the cost of such shares to the shareholder, depending upon the value of the Fund's portfolio securities at the time of such redemption or repurchase. (See 'Dividends, Distributions and Taxes' for a discussion of the tax consequences of a redemption.)

The Funds may request in writing that a shareholder whose Fund Account has an aggregate balance of less than $250 increase his or her account to at least that amount within 60 days. If the shareholder fails to do so, the Funds reserves the right to liquidate such Fund Account and send the proceeds to the shareholder. IRAs and other qualified retirement accounts are not subject to mandatory redemption. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of such Fund's shares.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for the Funds to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check. (See the Statement of Additional Information.)

EXCHANGE PRIVILEGE

Holdings in one Fund Account can be exchanged for an investment in another Fund Account. (The exchange privilege for all the Funds is available only in states in which shares of the relevant Fund may be legally sold.) An exchange is effected on the basis of each Fund's relative net asset value per share next computed following receipt of an order for such exchange from the investor.

The Funds impose no separate charge for exchanges. However, investors may be charged a transaction fee on exchanges that are effected through DLJdirect.

The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The Funds reserve the right to reject any exchange request or otherwise modify, restrict or terminate the exchange privilege at any time upon at least 60 days prior written notice. The exchange privilege is not meant to afford shareholders a means to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who in the opinion of the Adviser engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

In addition, exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such Fund may be higher and a 12b-1 fee differential will apply in the case of exchanges from an International Fund to a Domestic Fund. However, for the foreseeable future annual fund operating expenses for the International Funds are expected to be higher than the Domestic Funds. Shareholders should be aware that an exchange is treated for federal income tax purposes as a sale and a purchase of shares which may result in recognition of a gain or loss.

TIMING OF REDEMPTIONS AND EXCHANGES. If a redemption or transfer order in a Fund Account is received on a Fund Business Day prior to the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, the proceeds will be transferred as soon as possible (in accordance with industry settlement procedures), and shares within a Fund Account will be priced that Fund Business Day. If the redemption or transfer order is received after the close of the regular session of the NYSE, shares within a Fund Account will be priced the next Fund Business Day and the proceeds will be transferred as soon as possible after such pricing (also in accordance with industry settlement procedures).

        ---------------------------------------------------------------
                                NET ASSET VALUE
        ---------------------------------------------------------------

The net asset value per share for purchases and redemptions of shares of each Fund is determined as of the close of the regular session of the NYSE, which is generally 4:00 p.m. New York City time, on each day that trading is conducted during such session on the NYSE. In accordance with the Funds' Agreement and Declaration of Trust and By-Laws, net asset value for each Fund is determined separately for each class, if applicable, by dividing the value of each class's assets allocable to such class, less its liabilities, by the total number of each class's shares then outstanding. All expenses, including investment advisory fees, are accrued daily.

For purposes of this computation, the securities in each portfolio of the Domestic and International Funds are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the applicable Trustees believe in good faith would accurately reflect their fair value.

Short-term securities purchased within the Domestic Funds or International Funds which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity exceeded 60 days, where it has been determined in good faith under procedures approved by the applicable Trustees that amortized cost equals fair value.

For net asset value determination purposes, the value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded and that value is then converted into U.S. dollars at the foreign exchange rate in effect as of the close of trading (4:00 p.m.) London time on the day the value of the foreign security is determined. As a result, to the extent a Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser or Subadviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

        ---------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
        ---------------------------------------------------------------
                                   AND TAXES
        ---------------------------------------------------------------

Each of the Funds has qualified and intends to qualify in the future as a regulated investment company under Subchapter M of the Internal Revenue Code, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed. Annual statements as to the current Federal tax status of distributions, if applicable, are mailed to shareholders by January 31 each year.

Each Fund, other than the Growth and Income Fund intends to distribute to its shareholders on an annual basis, and the Growth and Income Fund intends to distribute to its shareholders on a quarterly basis, substantially all of such respective periods' net investment income, if any, for the respective Funds. For purposes of this calculation, net investment income consists of all accrued dividend and interest income on fund assets less the fund's expenses applicable to that dividend period.

There is no fixed dividend rate, and there can be no assurance that a Fund will distribute any net investment income. The amount of any distribution paid by each Fund depends upon the realization by the Fund of income from that Fund's investments. All distributions will be made to shareholders of a Fund solely from assets of that Fund. Capital gains (short-term and long-term), if any, realized by each of the Funds during the Funds' fiscal year will be distributed to its respective shareholders shortly after the end of such fiscal year.

Distributions may be subject to certain state and local taxes.

Each income dividend and capital gains distribution, if any, declared on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received at least 30 days prior to the payable date for a particular dividend or distribution on shares of each Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions. Such dividends and capital gains distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares.

Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of shares of a Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The foregoing discussion is a general summary of certain current federal income tax laws regarding the Funds. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules. In addition, this discussion does not describe any of the state or local tax consequences that may be applicable to distributions paid by the Funds. Each prospective and current shareholder should consult with his or her own professional tax adviser regarding federal, state and local tax consequences of ownership of shares of the Funds. Certain additional matters related to the tax implications of investing in the Funds are referenced in the Funds' Statements of Additional Information.

        ---------------------------------------------------------------
                             ADDITIONAL INFORMATION
        ---------------------------------------------------------------

CAPITALIZATION

The Focus Funds were organized as a Massachusetts business trust under the laws of Massachusetts on November 26, 1985. The Focus Funds have an unlimited number of authorized shares of beneficial interest, par value $.01 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into five series, three of which are the Domestic Funds.

The Opportunity Funds were organized as a Delaware business trust under the laws of Delaware on May 31, 1995. The Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes. Such shares are currently divided into four series, two of which are the International Funds.

Shares of the Domestic Funds and the International Funds are divided into Class A and Class B shares. However, only shares of the Funds' Class A shares, are offered to clients of DLJdirect under this Prospectus due to the higher 12b-1 fees associated with the Funds' Class B shares. Shares held in each Fund Account are normally entitled to one vote (with proportional voting for fractional shares) for all purposes. Generally, shares of the International Funds vote as a single series on matters that affect all Funds within the Opportunity Funds in substantially the same manner and shares of the Domestic Funds vote as a single series on matters that affect all Funds within the Focus Funds in substantially the same manner. As to matters affecting each Domestic Fund or International Fund separately, such as approval of the investment advisory agreement, shares of each Domestic Fund or International Fund would vote as separate series.

With respect to the Domestic Funds and International Funds, each Class is identical in all respects except that (i) each Class bears different distribution service fees, (ii) each Class has exclusive voting rights with respect to its 12b-1 Plan, (iii) each Class has different exchange privileges, and (iv) only Class B shares have a conversion feature.

The Funds will not have annual meetings of shareholders so long as at least two-thirds of their Trustees then in office have been elected by their shareholders. Section 16(c) of the 1940 Act provides certain rights to shareholders which the Funds will honor regarding the calling of meetings of shareholders and other communications with shareholders. Trustees also may call meetings of shareholders from time to time as the Trustees deem necessary or desirable.

Shares held in a Fund Account are freely transferable. However, in order to process a request to transfer shares held in a Fund Account to a custodian or broker dealer unaffiliated with DLJdirect, holdings will first be reassigned with the name of that Fund Account's related Fund (i.e. holdings in the DLJ Growth Fund Account will be renamed the 'Winthrop Growth Fund' prior to effecting a transfer). Shares held in a Fund Account are entitled to dividends as determined by the Trustees and, in liquidation of the Funds, are entitled to receive the net assets of that Fund's Class A shares. Since Class B shares of the Domestic Funds and International Funds are subject to greater distribution services fees than Class A shares of such Funds, the liquidation proceeds to shareholders of Class B shares are likely to be less than proceeds to Class A shareholders. Shareholders have no preemptive rights.

PORTFOLIO TRANSACTIONS

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution, a Fund may consider sales of its shares as a factor in the selection of brokers and dealers to execute its portfolio transactions.

DISTRIBUTOR

Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser, serves as the Funds' Distributor.


CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT
Citibank, N.A. acts as Custodian for the securities and cash of the Funds, but plays no part in deciding on the purchase or sale of portfolio securities. First Data Investor Services Group, Inc. acts as dividend disbursing agent, registrar and transfer agent for the Funds.

HOW WINTHROP CALCULATES PERFORMANCE

From time to time the Funds may advertise total return (including 'average annual' total return and 'aggregate' total return) and yield in advertisements or sales literature. Total return and yield are calculated separately for Class A and Class B shares. These figures are based on historical earnings and are not intended to indicate future performance. The 'total return' shows how much an investment in a Fund would have increased (decreased) over a specified period of time (i.e., one, five or ten years or since inception of that Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The 'aggregate' total return reflects actual performance over a stated period of time. 'Average annual' total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. 'Average annual' total return smoothes out variations in performance. The Funds' advertisements of total return and average annual total return may not reflect any applicable initial or contingent deferred sales charge, but such charges will be disclosed. Neither 'average annual' total return nor 'aggregate' total return takes into account any federal or state income taxes which may be payable upon redemption. The '30-day yield' refers to the income generated by an investment in a Fund over a one-month or 30-day period. This income is then 'annualized,' that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The Funds may also include comparative performance information in advertising or marketing their shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals, and market indices. Further performance information is contained in the Funds' annual reports to shareholders, which may be obtained without charge.

INFORMATION FOR SHAREHOLDERS

Any inquiry regarding the Funds can be made to Winthrop by telephone or by mail at the telephone number or the address listed on the back cover of this Prospectus. The address and telephone number of DLJdirect has also been listed for inquiries related to your DLJdirect account.

Following any purchase or redemption, a shareholder will receive a statement confirming the transaction. Annual audited and semi-annual unaudited financial statements of the Funds, which include a list of investments held by each Fund, will be sent to clients of DLJdirect who hold shares in a Fund Account.

YEAR 2000 COMPLIANCE

As the year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can distinguish between the year 2000 and the year 1900. Failure to adequately address this issue could have potentially serious repercussions to the Funds and their respective shareholders as the Funds are dependent on the smooth functioning of the computer software and operating systems of the Adviser, Distributor, Custodian and Transfer Agent. The Adviser is in the process of working with the Funds' service providers to prepare for the year 2000 and expects that, together with such service providers, it will be year 2000 compliant on a timely basis. As of the date of this Prospectus, the Funds do not expect that they will incur significant operating expenses or be required to incur material costs to be year 2000 compliant.

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                                DLJDIRECT, INC.
                   One Pershing Plaza, Jersey City, NJ 07399
                        1 800 TALK-723 (1 800 825-5723)
                               www.DLJdirect.com

                             WINTHROP MUTUAL FUNDS
                      277 Park Avenue, New York, NY 10172
                                 (800) 225-8011

                                    ADVISER
                  WOOD, STRUTHERS & WINTHROP MANAGEMENT CORP.
                      277 Park Avenue, New York, NY 10172

                                   SUBADVISER
                        AXA ASSET MANAGEMENT PARTENAIRES
               46, Avenue de la Grande Armee 75017 Paris, France

                                  DISTRIBUTOR
              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                      277 Park Avenue, New York, NY 10172

                              INDEPENDENT AUDITORS
                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York, NY 10019

                                   CUSTODIAN
                                 CITIBANK, N.A.
                      111 Wall Street, New York, NY 10043

                                 TRANSFER AGENT
                    FIRST DATA INVESTOR SERVICES GROUP, INC.
                      P.O. Box 61503 (3200 Horizon Drive),
                         King of Prussia, PA 19406-0903

                                    COUNSEL
                               OPPORTUNITY FUNDS
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                      919 Third Avenue, New York, NY 10022

                                  FOCUS FUNDS
                              SULLIVAN & CROMWELL
                      125 Broad Street, New York, NY 10004

                               TABLE OF CONTENTS


SUMMARY OF FUND EXPENSES                                         3
FINANCIAL HIGHLIGHTS                                             5
INVESTMENT OBJECTIVES AND POLICIES                               8
ADDITIONAL GENERAL INVESTMENT POLICIES                          12
MANAGEMENT                                                      15
EXPENSES OF WINTHROP                                            16
PURCHASES, REDEMPTIONS AND SHAREHOLDER SERVICES                 18
NET ASSET VALUE                                                 19
DIVIDENDS, DISTRIBUTIONS AND TAXES                              19
ADDITIONAL INFORMATION                                          20


        DLJdirect is a trademark of DLJ Long Term Investment Corporation

   This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                                             PROS-5/98